                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): February 22, 2007

                          CREDIT ACCEPTANCE CORPORATION
             (Exact name of registrant as specified in its charter)

          Michigan                      000-20202                 38-1999511
(State or other jurisdiction           (Commission             (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)

25505 West Twelve Mile Road, Suite 3000,
          Southfield, Michigan                                     48034-8339
(Address of principal executive offices)                           (Zip Code)

        Registrant's telephone number, including area code: 248-353-2700

                                 Not Applicable
           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

          On February 22, 2007, the Compensation Committee (the "Compensation Committee") of the Board of Directors of Credit Acceptance Corporation (the "Company") approved the payment of executive bonuses for the year ended December 31, 2006, and determined the following for eligible executive officers of the
Company:

     -    Base salaries for 2007;

     -    Annual bonus payments for 2006;

     - Restricted stock grants for 2006 pursuant to the Company's Incentive Compensation Plan (the "Plan");

     - A form of agreement to be used in connection with grants of restricted stock awards under the Plan;

     -    A restricted stock unit award granted to the Chief Executive Officer;
          and

     -    Incentive compensation bonus formula for 2007.

BASE SALARY INCREASES

          The following table sets forth information regarding the new base salaries for the executive officers named in the 2006 annual meeting proxy statement and the Company's chief financial officer (collectively, the "Named Executive Officers"):

                                                      2006 BASE   2007 BASE
   EXECUTIVE OFFICER         PRINCIPAL POSITION        SALARY     SALARY (A)
----------------------   --------------------------   ---------   ----------
    Donald A. Foss          Chairman of the Board      $475,000    $475,000
   Brett A. Roberts        Chief Executive Officer     $400,000    $753,846
    Steven M. Jones      Chief Originations Officer    $278,538    $476,923
 Michael W. Knoblauch      Chief Operating Officer     $297,115    $388,462
   Kenneth S. Booth        Chief Financial Officer     $235,384    $315,192
Keith P. McCluskey (B)        Former President         $223,750    $     --

(A) The Compensation Committee, based on a variety of factors, including individual performance, competitive practices and industry norms, has reviewed the Company's compensation policy and has set the base salaries for the executive officers consistent with this policy. Base salary levels for executive officers are determined by aligning external labor market information with the executive officer's responsibilities, skills, and individual performance. Salaries are reviewed annually and are adjusted based on the recommendation of management. 2007 base salaries reflect the fact that salary increases are effective February 5, 2007.

(B)  Mr. McCluskey resigned from the Company effective September 1, 2006.

ANNUAL BONUS PAYMENTS FOR 2006 PERFORMANCE

          The following table sets forth information regarding the annual bonus payment amounts for 2006 for the Named Executive Officers:

                                                      2006 BONUS
   EXECUTIVE OFFICER         PRINCIPAL POSITION       PAYMENT (A)
----------------------   --------------------------   -----------
    Donald A. Foss          Chairman of the Board       $     --
   Brett A. Roberts        Chief Executive Officer      $319,744
    Steven M. Jones      Chief Originations Officer     $134,704
 Michael W. Knoblauch      Chief Operating Officer      $159,872
   Kenneth S. Booth        Chief Financial Officer      $ 70,736
Keith P. McCluskey (B)        Former President          $136,523

(A) The 2006 cash bonus was determined in accordance with the formula determined by the Compensation Committee in accordance with the Company's Incentive Compensation Plan (the "Plan"). Bonus amounts are based on a percent of the amount of adjusted economic profit and a percent of the change in adjusted economic profit generated by the Company. The Company defines economic profit as net income (adjusted for non-recurring items) less a cost of equity equal to 10% of average equity. The cash portion of Named Executive Officers 2006 bonuses (other than Mr. Foss, who does not receive variable compensation) were calculated as follows: 8.0% of the change in economic profit year over year plus 0.8% of economic profit for Mr. Roberts, the Chief Executive Officer; 3.4% and 0.3% for Mr. Jones, the Chief Originations Officer; 4.0% and 0.4% for Mr. Knoblauch, the Chief Operating Officer; 2.0% and 0.2% for Mr. Booth, the Chief Financial Officer; and 3.3% and 0.3% for Mr. McCluskey, the Company's former President. The bonus formula was applied to the Company's improvement of economic profit from 2005 to 2006, and the determination of the actual bonus amounts was approved by the Compensation Committee on February 22, 2007.

(B)  Mr. McCluskey resigned from the Company effective September 1, 2006.

RESTRICTED STOCK GRANTS FOR 2006 PERFORMANCE

          On February 22, 2007, the Compensation Committee approved the grant of restricted stock to executive officers of the Company pursuant to the Plan. The grants made to the Named Executive Officers are set forth below:

                                                      SHARES OF
                                                      RESTRICTED
   EXECUTIVE OFFICER         PRINCIPAL POSITION        STOCK (A)
----------------------   --------------------------   ----------
    Donald A. Foss          Chairman of the Board           --
   Brett A. Roberts        Chief Executive Officer       1,144
    Steven M. Jones      Chief Originations Officer      3,895
 Michael W. Knoblauch      Chief Operating Officer       5,530
   Kenneth S. Booth        Chief Financial Officer       4,650
Keith P. McCluskey (B)        Former President              --

(A) The amount of restricted stock grants was determined in accordance with the formula determined by the Compensation Committee in accordance with the Plan. Restricted stock awards were determined based upon a multiplier of the cash portion of the variable compensation award, less current stock option carrying costs for the individual. The process of considering previous stock option grants provides a method to ensure the Company's costs are aligned with the employee's organization level and performance. For all of the Named Executive Officers, the multiplier was 2.0. The number of shares granted was determined based on the average of the high and low market prices of the Company's common stock on February 22, 2007, which was $26.30 per share. The restricted stock grants vest in accordance with the following schedule:

          - 1/3 of the original number of Restricted Shares will vest on the first anniversary of the Grant Date;

          - 1/3 of the original number of Restricted Shares will vest on the second anniversary of the Grant Date; and;

          - The remaining 1/3 of the original number of Restricted Shares will vest on the third anniversary of the Grant Date.

(B)  Mr. McCluskey resigned from the Company effective September 1, 2006.

RESTRICTED STOCK GRANT FORM

          On February 22, 2007, the Compensation Committee approved a form of agreement to be used in connection with grants of restricted stock awards under the Plan. The shares granted under the agreement are subject to transfer restrictions, which lapse in three equal annual installments beginning one year after the grant date. The recipient will be treated as the shareholder of record with respect to such shares (including the right to vote and receive dividends in respect of such shares) from the date of grant, unless the shares are forfeited. The form of agreement is attached as Exhibit 10(q)(4) and incorporated herein by reference.

RESTRICTED STOCK UNIT AWARD

          On February 22, 2007, the Compensation Committee approved an award of 300,000 restricted stock units to Mr. Roberts, the Chief Executive Officer. Each restricted stock unit represents and has a value equal to one share of common stock of the Company. The restricted stock units will be earned over a five year period based upon the annual increase in the Company's adjusted economic profit. As a result of this grant, Mr. Roberts will not participate in other annual cash bonuses or annual restricted stock grants over the five year period. Any earned shares will be distributed to Mr. Roberts on February 22, 2014. The agreement is attached as Exhibit 10(q)(5) and incorporated herein by reference.

INCENTIVE COMPENSATION BONUS FORMULA FOR 2007

          On February 22, 2007, the Compensation Committee determined the 2007 annual bonus and restricted stock formulas for the Company's executive officers. The 2007 cash bonus formula was determined in accordance with the formula determined by the Compensation Committee in accordance with the Plan. Bonus amounts are based on a percent of the change in adjusted economic profit generated by the Company. The Company defines economic profit as net income (adjusted for non-recurring items) less a cost of equity equal to 10% of average equity. The formula for the cash portion of Named Executive Officers 2007 bonuses (other than Mr. Foss, who does not receive variable compensation) will be the percentage change in economic profit year over year for each of the Named Executive Officers multiplied by their base salary multiplied by the multiplier. Restricted stock awards will be equivalent to the cash portion of the variable compensation award, less current stock option carrying costs for the individual. The process of considering previous stock option grants provides a method to ensure the Company's costs are aligned with the employee's organization level and performance. The multiplier will be 7.5 for Mr. Jones and Mr. Knoblauch and
5.0 for Mr. Booth, the Chief Financial Officer. Mr. Roberts, the Chief Executive Officer, will not be eligible for a cash or restricted stock grant incentive award due to his restricted stock unit award agreement mentioned above.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

10(q)(4)  Form of Restricted Stock Grant Agreement.
10(q)(5)  Restricted Stock Unit Award Agreement.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CREDIT ACCEPTANCE CORPORATION


                                         By: /s/ Kenneth S. Booth
                                             -----------------------------------
                                             Kenneth S. Booth
                                             Chief Financial Officer
                                             February 28, 2007

                                  EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION
-----------   -----------
10(q)(4)      Form of Restricted Stock Grant Agreement.

10(q)(5)      Restricted Stock Unit Award Agreement.